                                                 OPPENHEIMER SENIOR FLOATING RATE FUND
                                                 Supplement dated June 20, 2002 to the
                                                  Prospectus dated November 28, 2001

The Prospectus is changed as follows:

1.       The following new sentence is added after the first sentence in the paragraph captioned "What Does the Fund Invest In?" on page six:

         Although this is not a fundamental policy, the amount so invested will not be changed by the Board without providing shareholders at least 60 days prior notice of the change.

2.       The reference to the Bank of New York on the last page as custodian to the Fund is deleted and replaced as follows:

                  Deutsche Bank and Trust Company Americas
                           60 Wall Street, 17th floor
                           NYC60-1701
                           New York, NY  10005-2848

June 20, 2002                                                                                   PS0291.018